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                                  EXHIBIT 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference of our report dated August 7, 1997 included in this Form 10-K and into the Company's previously filed Registration Statements on Form S-8.

                                          /s/ ARTHUR ANDERSEN LLP

                                          ARTHUR ANDERSEN LLP

Houston, Texas

August 15, 1997